UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2006

ROCKWELL COLLINS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16445	52-2314475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 Collins Road NE, Cedar Rapids, Iowa		52498-0001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	319-295-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

See disclosure under Item 7.01 below.

Item 7.01 Regulation FD Disclosure.

Pursuant to Items 2.02 and 7.01, Registrant's press release dated April 26, 2006, regarding Rockwell Collins second quarter results, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL COLLINS, INC.

April 26, 2006	By:	Gary R. Chadick

Name: Gary R. Chadick
Title: Senior Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Registrant dated April 26, 2006.